EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch Federal Securities Trust

We consent to the incorporation by reference in this Post-Effective Amendment No. 17 to Registration Statement No. 2-92366 of our report dated October 7, 1999 appearing in the annual report to shareholders of Merrill Lynch Federal Securities Trust for the year ended August 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP
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Deloitte & Touche LLP
Princeton, New Jersey
December 16, 1999